UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2022

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Interactive Brokers Group, Inc. (the "Company") was held on April 21, 2022.

The stockholders voted on proposals to elect directors to the Company's Board of Directors (the "Board") and to ratify the appointment of Deloitte & Touche LLP as independent auditor.

All nominees for election to the Board were elected for a one-year term expiring at the annual meeting of stockholders in the following year. Each director will hold office until his successor has been elected and qualified or until the director's earlier resignation or removal.

The number of votes cast for or against and the number of abstentions with respect to each proposal is set forth below. The Company's independent inspector of election reported the vote of the stockholders as follows:

Election of Directors (Percentages shown are of the votes cast)
				Broker
	For	Against	Abstain	Non-Vote
Thomas Peterffy	364,265,700	29,250,700	33,686	14,566,822
	92.56%	7.43%	0.01%
Earl H. Nemser	362,523,985	30,872,714	153,387	14,566,822
	92.12%	7.84%	0.04%
Milan Galik	366,675,731	26,839,310	35,045	14,566,822
	93.17%	6.82%	0.01%
Paul J. Brody	374,007,838	18,989,667	552,581	14,566,822
	95.03%	4.83%	0.14%
Lawrence E. Harris	386,778,447	6,736,777	34,862	14,566,822
	98.28%	1.71%	0.01%
Gary Katz	391,986,750	1,528,338	34,998	14,566,822
	99.60%	0.39%	0.01%
Philip Uhde	391,984,465	1,528,814	36,807	14,566,822
	99.60%	0.39%	0.01%
William Peterffy	375,084,017	18,162,061	304,008	14,566,822
	95.31%	4.61%	0.08%
Nicole Yuen	391,331,705	2,195,570	22,811	14,566,822
	99.43%	0.56%	0.01%
Jill Bright	392,107,175	1,404,853	38,058	14,566,822
	99.63%	0.36%	0.01%

Stockholders approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, by a vote of 406,450,639 for; 1,554,790 against; and 111,479 abstentions.

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2022

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary